CONSOLIDATED BALANCE SHEETS (Parentheticals) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Statement of Financial Position [Abstract]
Allowances for credit losses (in Dollars)	$ 98	$ 39
Common shares, authorized	30,000,000	30,000,000
Common shares, issued	17,081,810	17,081,810
Common shares, outstanding	15,935,239	15,935,239
Common shares, no par value (in Dollars per share)
Treasury stock, at cost	1,146,571	1,146,571